UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):      March 23, 2001



                           Northland Cranberries, Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Wisconsin                      0-16130                       39-1583759
---------------                ----------------              -------------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


                      800 First Avenue South, P.O. Box 8020
                     Wisconsin Rapids, Wisconsin 54495-8020
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           (Address of principal executive offices including zip code)

                                 (715) 424-4444
                       ----------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.

          On March 23, 2001, we entered into an Amendment to Forbearance Agreement (the "Amendment") with Firstar Bank, N.A. and various financial institutions comprising our group of secured lenders, amending the Forbearance Agreement, dated as of December 13, 2000 (the "Agreement"). Pursuant to the Agreement, the bank group agreed not to exercise various remedies available to it as a result of our defaults under certain covenants and payment requirements of our secured debt arrangements until February 12, 2001 (the "Forbearance Period"), so long as we remained in compliance with the terms and conditions of the Agreement. The Amendment extends the Forbearance Period through April 30, 2001. Pursuant to the Amendment, we agreed to take certain actions including, among others, (i) paying interest on a weekly basis at a rate of 5% per annum on the principal amount outstanding under our revolving credit facility (although interest on outstanding principal continues to accrue at the higher default rate); (ii) delivering to the bank group certain additional security agreements securing our unencumbered assets; (iii) making a principal payment on April 10, 2001; (iv) continuing our process of exploring strategic alternatives; (v) retaining on behalf of the bank group an independent financial advisor to assess our operations; and (vi) complying with certain financial covenants set forth in the Amendment. The Amendment is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

          Additionally, on March 29, 2001, we issued a press release regarding the Amendment. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7    Financial Statements and Exhibits.

(c) We have filed the exhibits listed in the accompanying Exhibit Index as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORTHLAND CRANBERRIES, INC.



Date:  March 29, 2001                       By: /s/ John Swendrowski
                                               --------------------------------
                                                John Swendrowski
                                                Chairman and Chief Executive
                                                 Officer

                           NORTHLAND CRANBERRIES, INC.

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated March 23, 2001


Exhibit No.                                  Description
-----------                                  -----------

   (4) Amendment to Forbearance Agreement, dated as of March 23, 2001, by and among the Company, NCI Foods, LLC, a Wisconsin limited liability company, various financial institutions and Firstar Bank, N. A., as Agent.

   (99)                  Press Release, dated March 29, 2001